Assets Held for Sale	6 Months Ended
Jun. 30, 2015
Assets Held for Sale [Abstract]
Assets Held for Sale

7. Assets Held for Sale

On June 25, 2015, a special committee consisting of the Company's five independent directors (“Special Committee”) was assigned to investigate the potential block sale of four vessels of the Company's operating fleet, the M/V Dream Seas, the M/V Gentle Seas, the M/V Peaceful Seas and the M/V Friendly Seas, for the purpose of improving the Company's liquidity. The Special Committee determined to be in the best interest of the Company and its shareholders to sell the vessel-owning subsidiaries of these vessels to an entity controlled by Mr. Michael Bodouroglou, the Company's Chairman, President, Chief Executive Officer and Interim Chief Financial Officer. In July 2015, the Special Committee and Mr. Bodouroglou agreed to the sale of all of the issued and registered shares of the respective vessel-owning subsidiaries (“Sale Transaction”). The Sale Transaction was based on a mutually agreed value of $63,200,000 for the four vessels transferred, net of a commission of 1.00% over such value, payable to Seacommercial. The sale and transfer of the respective vessel-owning subsidiaries were concluded on July 27, 2015 (“Sale Transaction Date”). The Sale Transaction did not include the transfer of any current assets and current liabilities existing prior to the Sale Transaction Date, apart from lubricant inventories, directly related to the transfer of the vessels and cash received in advance relating to revenue to be generated subsequent to the Sale Transaction Date.

As of June 30, 2015, the Company assessed that all the held for sale criteria were met for the assets and liabilities associated with the Sale Transaction. As of June 30, 2015, the Company reviewed the carrying amount in connection with the fair market value less cost to sell of the M/V Dream Seas, the M/V Gentle Seas, the M/V Peaceful Seas and the M/V Friendly Seas. The review indicated that such carrying amounts were in excess of the fair value less cost to sell such vessels. Therefore, a loss of $47,639,830 was recorded and is separately reflected in Loss related to assets held for sale in the accompanying unaudited interim condensed consolidated statement of comprehensive loss for the six months ended June 30, 2015. Furthermore, the Company also reviewed the carrying amount in connection with the fair market value of the liabilities associated with the assets discussed above.

Assets held for sale as of June 30, 2015, represent the aggregate fair market value less cost to sell the assets associated with the Sale Transaction. Furthermore, liabilities associated with the Sale Transaction are separately presented under Liabilities associated with assets held for sale in the accompanying condensed consolidated balance sheet as of June 30, 2015. The major class of liabilities classified as associated with assets held for sale, consist of the respective long-term debt associated with the Sale Transaction with a carrying amount of $58,828,800 (refer to Note 9).

As discussed above, the Sale Transaction was concluded with the sale and transfer of all of the issued and registered shares of the respective vessel-owning subsidiaries, which held the ownerships and other contractual rights and obligations related to each of the sold vessels, including the vessels and their attached time charters. The Company accounted for the Sale Transaction as sale of assets.